--------------------------------------------------------------------------------

                                  SMITH BARNEY
                            SMALL CAP CORE FUND, INC.

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              STYLE PURE SERIES | ANNUAL REPORT | DECEMBER 31, 2001

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

             -------------------------------------------------------
             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
             -------------------------------------------------------

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

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[LOGO] Style Pure Series

[PHOTO OMITTED]

SANDIP A. BHAGAT
PORTFOLIO MANAGER

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Annual Report o December 31, 2001

SMITH BARNEY SMALL CAP
CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDIP A. BHAGAT
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Sandip A. Bhagat, CFA, has more than 15 years of securities business experience.
Education: BS in Chemical Engineering from the University of Bombay, MS and MBA University of Connecticut.

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FUND OBJECTIVE
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The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.

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FUND FACTS
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FUND INCEPTION
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January 23, 1990

MANAGER TENURE
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5 Years

MANAGER INVESTMENT INDUSTRY EXPERIENCE
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14 Years

                                         CLASS A       CLASS B        CLASS L
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NASDAQ                                    SBDSX         SBDBX         SBDLX
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INCEPTION                                1/23/90       6/25/97        6/24/97
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Average Annual Total Returns as of December 31, 2001*

                                                    Without Sales Charges(1)

                                                Class A     Class B     Class L
--------------------------------------------------------------------------------
One-Year                                         (0.85)%     (1.53)%     (1.53)%
--------------------------------------------------------------------------------
Five-Year                                         9.07         N/A         N/A
--------------------------------------------------------------------------------
Ten-Year                                         10.35         N/A         N/A
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Since Inception+                                  9.23        7.09        7.27
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                                                     With Sales Charges(2)

                                                Class A     Class B     Class L
--------------------------------------------------------------------------------
One-Year                                        (5.81)%      (6.45)%     (3.52)%
--------------------------------------------------------------------------------
Five-Year                                        7.95          N/A         N/A
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Ten-Year                                         9.79          N/A         N/A
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Since Inception+                                 8.76         6.93        7.04
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(1)   Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively.

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What's Inside

Letter to Our Shareholders ................................................    1
Historical Performance ....................................................    5
Growth of $10,000 .........................................................    8
Fund at a Glance ..........................................................    9
Schedule of Investments ...................................................   10
Statement of Assets and Liabilities .......................................   19
Statement of Operations ...................................................   20
Statements of Changes in Net Assets .......................................   21
Notes to Financial Statements .............................................   22
Financial Highlights ......................................................   26
Tax Information ...........................................................   29
Independent Auditors' Report ..............................................   30
Additional Information ....................................................   31

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Small Cap Core Fund, Inc. ("Fund") for the year ended December 31, 2001. In this report, we highlight the economic environment over this period and discuss investment performance and strategy in the context of prevailing market conditions. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2001, the Fund's Class A shares, without sales charges, returned negative 0.85%. In comparison, the benchmark Russell 2000 Index ("Russell 2000")(1) returned 2.49% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with relatively small market capitalizations at the time of investment.(2) These are companies with market capitalizations typically in excess of $100 million and in the lowest 20% of publicly traded companies.

As Fund Managers, we neither attempt to time the market nor do we focus on acting upon potential market-sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small-cap stocks that, in our opinion, are likely to outperform their peers. As a result of our investment approach, the Fund's holdings are widely diversified among 250 to 300 companies that we believe should perform in a manner comparable to the Russell 2000, a broad measure of the small-cap market.

Our stock selection models have produced neutral to negative results relative to the benchmark over this period. The earnings, valuation and momentum components of our model have not generated consistently positive "excess" returns in a rapidly changing environment. In the recent recovery, market capitalization and beta(3) were important factors as stocks in the lowest-size quintile and the highest-beta quintile significantly outperformed the large-cap universe. Our conservative style of management does not lend itself to overweighting these types of speculative stocks.

The bulk of our underperformance relative to the Russell 2000 occurred in the month of January. Low-market capitalization and low-price stocks rose sharply in January and outperformed the largest stocks within the Russell 2000 universe by a staggering margin of nearly 60%! While we match our overall size exposure to the benchmark, we were modestly underweight in the lowest- size quintile stocks
- those that tend to be the least liquid and possess the greatest bankruptcy risk. This size bias hurt our stock selection across all sectors and proved to be the dominant factor behind our underperformance relative to the benchmark in 2001.

Economic and Market Conditions

The performance of the U.S. equity market in 2001, in our view, reflected a tug-of-war between the pessimism of an unfolding recession and the optimism for a quick recovery based on substantial monetary and fiscal stimulus measures. Aggressive easing of short-term interest rates by the U.S. Federal Reserve Board ("Fed") sparked rallies in the stock market in January and April, but a slew of downward earnings revisions sent stock prices sharply lower between these periods during February and March, and subsequently in May.

----------
(1) The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(2) Please note that small-cap companies often experience sharper price fluctuations than stocks of mid and large-capitalization companies.
(3) Beta measures the sensitivity of the Fund to the movements of its benchmark.


1   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

The U.S. stock markets got off to a good start in January as the Fed lowered its target for the federal funds rate ("fed funds rate")(4) by 50 basis points(5) on two separate occasions. A barrage of earnings disappointments and profit warnings, especially in the technology sector, hit the stock market hard later in the first quarter of 2001. Despite more interest rate cuts, U.S. stocks continued their steep slide in the first half of 2001. A compression of P/E ratios(6) further compounded stock market woes as investors appeared to have grown increasingly skeptical of sustainable profit growth in the future.

The second half of the year got off to a slow start on the heels of a generally negative earnings season and further lack of short-term earnings visibility. The remainder of the year proved to be quite eventful as the market experienced significant volatility from exogenous forces related to the terrorist attack and endogenous influences triggered by the U.S. Government's policy decisions.

Consumer confidence measures dipped sharply in August and began to cast doubts on the viability of continued robust consumer spending. The devastating terrorist attacks on September 11th then triggered an even steeper decline in the consumer sentiment index, tipped the U.S. economy firmly into a recession and sent the stock market sharply lower.

During the fourth quarter, U.S. stock prices rebounded to levels above those prior to September 11th on growing hopes that the monetary and fiscal stimulus measures would gain traction in the near future, in our view. We feel that the combination of rising equity prices, a continuation of declining profits and falling bond prices have restored greater balance between stock and bond valuations.

The remedy to the stock market ailments seemed to us to appear in the form of more interest rate cuts and an aggressive stimulative policy response in the form of increased U.S. Government spending. A total of 475 basis points (i.e., 4.75%) of easing (i.e., a reduction in short-term interest rates) over 11 interest rate cuts in 2001 quickly and aggressively moved monetary policy from a restrictive stance to a strongly accommodative stance.

Small-cap stocks typically performed better than their large-cap counterparts in 2001, while growth stocks generally performed poorly. During the year ended December 31, 2001, the Russell 2000 generated a return of 2.49%, while the Standard &Poor's 500 Index ("S&P 500 Index")(7) produced a return of negative 11.88%. The Russell 2000 Growth Index(8) declined by 9.23% and significantly underperformed the Russell 2000 Value Index(9) which returned 14.00%.

We believe the outperformance of small-cap stocks was likely related to the increased focus on relative valuation and the stimulative policy decisions on the monetary and fiscal fronts. As investors grew increasingly nervous of high valuations in a slowing economy, we feel that they shifted their attention to smaller-cap stocks that have been generally undervalued for several years. Although past performance does not guarantee similar future results, small-cap stocks also tend to perform well in the early stages of an economic recovery. It is our view that many investors now believe that the aggressive easing by the Fed has set the stage for an economic rebound in year 2002.

----------
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(5)   A basis point is 0.01%, or one one-hundredth of a percent.
(6)   The P/E ratio is the price of a stock divided by its earnings per share.
(7) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(8) Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
(9) Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.


2   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

Fund Update

In early 2001, the Fund was hurt in the technology sector as a result of its not owning several low-price stocks, such as Legato Systems, Western Digital and InterDigital Communication, which all rose by over 100%. Early in the second quarter, the Fund benefited from the impact of the Fed's easing on stocks with relatively low P/E multiples (i.e., stocks such as Symantec, Emulex and Alpha Industries, which had been oversold in prior months). In the healthcare sector, biotech stocks such as Protein Design Labs, Invitrogen and Aviron recovered in the second quarter while our positions in stable growth companies such as Lifepoint Hospitals and NPS Pharmaceuticals were rewarded with higher valuations.

Early in the third quarter, semiconductors staged a mini rally on growing evidence that the inventory correction was nearly over. Our positions in Alpha Industries, Kopin and Exar helped performance. After a weak first half, software stocks such as JDA Software Group and McAfee rebounded in July. We gained ground on the benchmark in the technology sector later in the third quarter by being underweight relative to the index in several of its biggest losers. Some of the larger stocks in the index where we were underweighted in the weak September 2001 market included TriQuint Semiconductor, Plexus and Ascential Software.

In the health care sector, the Fund benefited in part from strong gains in several stocks from different industries at the beginning of the third quarter. Most notably, healthcare information systems specialists Cerner and IDX Systems, medical diagnostic kit manufacturers Diagnostic Products and IGEN International and managed care providers Mid Atlantic Medical Service and Sunrise Assisted Living all produced double-digit gains on strong business fundamentals. The Fund also benefited from avoiding earnings disappointments in Titan Pharmaceuticals, Guilford Pharmaceuticals and Tanox, all of whom lost more than half of their market value in July.

Performance in the last quarter of the year was a mixed bag. The consumer discretionary sector was among the top-performing sectors in November as, in our opinion, investors continued to discount a recovery in the U.S. economy during 2002. The Fund benefited from its positions in several retailers such as JAKKS Pacific, Steven Madden, Chico's FAS, which rose on the back of surprising strength in consumer spending in the fourth quarter.

In the healthcare sector, the Fund was negatively impacted by its position in Datascope at the beginning of the fourth quarter. While earnings were on target at Datascope, an electronic medical instrument manufacturer, sales were less than expected as the company guided revenue estimates lower. In November, the healthcare sector underperformed the small-cap universe and our stocks, in turn, underperformed the sector. The Fund was hurt by price weakness in several of our holdings such as Noven Pharmaceuticals and CIMA Labs, which both guided future earnings lower in early November. Weakness in Perrigo, Steris, Endocare and Cubist Pharmaceuticals, as a result of profit taking after a strong October showing, further pushed performance down.

The Fund lost ground in the producer durables sector, mainly as a result of its position in Stewart and Stevenson, which fell early in the fourth quarter on an earnings warning. Our small overweight positions in Engineered Support Systems and Shaw Group hurt performance as these stocks fell, even after their posting earnings in line or above expectations for the fourth quarter.

Market Outlook

The U.S. economy has shown little growth since March and, in our view, is currently in a mild recession. The combination of the ongoing cyclical correction-restructuring downsizing in the technology and telecommunications sectors and the lingering effects of the September 11th terrorist attacks are the major negative influences on the economy.


3   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

On the other hand, consumers have responded positively to strong incentives from auto companies and have boosted spending significantly since October. The pace of deterioration in business activity has slowed, and there are even some signs of sales stabilization. Consumer incomes, however, are barely growing and labor market prospects point toward continued flat income growth.

The recent recovery in stock prices has been inspired by bursts of optimism based on stimulative policy, but we feel it has also been characterized by big swings on bouts of pessimism based on prospects of weaker earnings and economic growth in the short term. We have observed several stock market rallies in 2001 in anticipation of a quick economic recovery, which have subsequently stalled for lack of real evidence of improvement. It remains to be seen if the current expectation of a short recession -- followed by a recovery -- turns into reality. We maintain our dual focus on low valuation and rising earnings expectations as the key stock- selection parameters during this difficult market environment.

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc. We look forward to serving your investment-management needs in the future.

Sincerely,

/s/ Heath B. Mclendon                     /s/ Sandip A. Bhagat


Heath B. Mclendon                         Sandip A. Bhagat, CFA
Chairman                                  Vice President

January 29, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 10 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of December 31, 2001 and is subject to change.


4   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares(1)
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)+
================================================================================================
12/31/01                    $12.91        $12.80        $0.00          $0.00           (0.85)%
------------------------------------------------------------------------------------------------
12/31/00                     14.26         12.91         0.00           1.52            1.57
------------------------------------------------------------------------------------------------
12/31/99                     13.35         14.26         0.08           1.68           21.09
------------------------------------------------------------------------------------------------
12/31/98                     13.68         13.35         0.00           0.16           (1.31)
------------------------------------------------------------------------------------------------
12/31/97                     12.30         13.68         0.04           1.98           28.25
------------------------------------------------------------------------------------------------
12/31/96                     12.15         12.30         0.04           2.00           20.56
------------------------------------------------------------------------------------------------
12/31/95                     11.78         12.15         0.11           1.94           18.90
------------------------------------------------------------------------------------------------
12/31/94                     12.50         11.78         0.05           0.09           (4.36)
------------------------------------------------------------------------------------------------
12/31/93                     11.49         12.50         0.01           0.00            8.90
------------------------------------------------------------------------------------------------
12/31/92                     10.34         11.49         0.05           0.00           11.71
================================================================================================
  Total                                                 $0.38          $9.37
================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)+
================================================================================================
12/31/01                    $12.45        $12.26        $0.00          $0.00           (1.53)%
------------------------------------------------------------------------------------------------
12/31/00                     13.92         12.45         0.00           1.52            0.72
------------------------------------------------------------------------------------------------
12/31/99                     13.09         13.92         0.00           1.68           20.21
------------------------------------------------------------------------------------------------
12/31/98                     13.52         13.09         0.00           0.16           (2.07)
------------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.34         13.52         0.01           1.98           16.73++
================================================================================================
  Total                                                 $0.01          $5.34
================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)+
================================================================================================
12/31/01                    $12.45        $12.26        $0.00          $0.00           (1.53)%
------------------------------------------------------------------------------------------------
12/31/00                     13.91         12.45         0.00           1.52            0.79
------------------------------------------------------------------------------------------------
12/31/99                     13.09         13.91         0.00           1.68           20.12
------------------------------------------------------------------------------------------------
12/31/98                     13.51         13.09         0.00           0.16           (1.99)
------------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.24         13.51         0.01           1.98           17.53++
================================================================================================
  Total                                                 $0.01          $5.34
================================================================================================


5   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Return         Total
Year Ended                  of Year       of Year     Dividends     Distributions    of Capital     Returns(2)+
===============================================================================================================
12/31/01                    $13.07        $13.00        $0.01          $0.00            $0.01         (0.37)%
---------------------------------------------------------------------------------------------------------------
12/31/00                     14.37         13.07         0.00           1.52             0.00          1.91
---------------------------------------------------------------------------------------------------------------
12/31/99                     13.34         14.37         0.03           1.68             0.00         21.55
---------------------------------------------------------------------------------------------------------------
12/31/98                     13.63         13.34         0.03           0.16             0.00         (0.80)
---------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.87         13.63         0.04           0.00             0.00         (1.42)++
===============================================================================================================
  Total                                                 $0.11          $3.36            $0.01
===============================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                             Without Sales Charges(2)
                                ------------------------------------------------
                                Class A(1)     Class B        Class L    Class Y
================================================================================
Year Ended 12/31/01              (0.85)%       (1.53)%        (1.53)%   (0.37)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01         9.07           N/A            N/A       N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01         10.35           N/A            N/A       N/A
--------------------------------------------------------------------------------
Inception* through 12/31/01       9.23          7.09           7.27      4.99
================================================================================

                                               With Sales Charges(3)
                                ------------------------------------------------
                                Class A(1)     Class B        Class L    Class Y
================================================================================
Year Ended 12/31/01              (5.81)%       (6.45)%        (3.52)%   (0.37)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01         7.95           N/A            N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01          9.79           N/A            N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/01       8.76          6.93           7.04      4.99
================================================================================


6   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Cumulative Total Returns+
================================================================================

                                                        Without Sales Charges(2)
================================================================================
Class A (12/31/91 through 12/31/01)                             167.66%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/01)                            36.29
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/01)                            37.33
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/01)                            22.72
================================================================================

(1) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


7   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Core Fund, Inc. vs. Russell 2000 Index+
--------------------------------------------------------------------------------

                         December 1991 -- December 2001

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                           Smith Barney
                             Small Cap            Russell 2000
                          Core Fund, Inc.         Stock Index
                          ---------------         -----------
Dec 1991                        9504                 10000
Dec 1992                       10616                 11840
Dec 1993                       11562                 14076
Dec 1994                       11024                 13819
Dec 1995                       13672                 17752
Dec 1996                       16482                 20680
Dec 1997                       21138                 25306
Dec 1998                       20861                 24663
Dec 1999                       25260                 29903
Dec 2000                       25656                 29000
Dec 2001                       25438                 29744

+ Hypothetical illustration of $10,000 invested on December 31, 1991, assuming reinvestment of dividends and capital gains, if any, through December 31, 2001. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
         Smith Barney Small Cap Core Fund, Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Donaldson Co., Inc. .................................................   0.8%
 2. Dole Food Co., Inc. .................................................   0.7
 3. Aztar Corp. .........................................................   0.7
 4. NVR, Inc. ...........................................................   0.7
 5. AMETEK, Inc. ........................................................   0.7
 6. IGEN International, Inc. ............................................   0.7
 7. Documentum, Inc. ....................................................   0.7
 8. Applebee's International, Inc. ......................................   0.7
 9. J.D. Edwards & Co. ..................................................   0.7
10. Haverty Furniture Cos., Inc. ........................................   0.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

                                7.9%   Banking
                                3.6%   Consumer Products and Services
                                3.6%   Energy
                                3.7%   Engineering and Construction
                                8.7%   Healthcare
                                7.4%   Real Estate
                                6.6%   Retail
                                3.6%   Semiconductors
                                5.2%   Software
                                3.6%   Utilities
                               46.1%   Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                                94.3% Common Stock
                                 0.4%  U.S. Treasury Bills
                                 5.3% Repurchase Agreement
--------------------------------------------------------------------------------

* All information is as of December 31, 2001. Please note that the Fund's holdings and their weightings are subject to change.
+     As a percentage of total common stock.
++    As a percentage of total investments.


9   Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

COMMON STOCK -- 94.3%

Aerospace/Defense -- 1.0%
    20,600    DRS Technologies, Inc. (a)                            $    734,390
    21,000    FLIR Systems, Inc. (a)                                     796,320
    32,900    Moog Inc., Class A Shares (a)                              717,220
    88,100    SBS Technologies, Inc. (a)                               1,283,617
--------------------------------------------------------------------------------
                                                                       3,531,547
--------------------------------------------------------------------------------
Automotive -- 3.1%
    86,600    ArvinMeritor, Inc.                                       1,700,824
    33,800    CLARCOR Inc.                                               917,670
    91,400    Cooper Tire & Rubber Co.                                 1,458,744
    68,200    Donaldson Co., Inc.                                      2,648,888
    50,800    IMPCO Technologies, Inc. (a)(b)                            644,652
    12,400    Landstar System, Inc. (a)                                  899,124
    34,700    Oshkosh Truck Corp.                                      1,691,625
    47,000    Pennzoil - Quaker State Co.                                679,150
   107,300    Tower Automotive, Inc. (a)                                 968,919
--------------------------------------------------------------------------------
                                                                      11,609,596
--------------------------------------------------------------------------------
Banking -- 7.5%
    56,800    Anchor BanCorp Wisconsin, Inc.                           1,007,632
    31,200    Banner Corp.                                               527,592
    35,500    Boston Private Financial Holdings, Inc.                    783,485
    20,000    Community Bank System, Inc.                                524,000
    63,800    Community First Bankshares, Inc.                         1,639,022
    12,100    Corus Bankshares, Inc.                                     549,340
    54,200    Doral Financial Corp.                                    1,691,582
    37,000    Downey Financial Corp.                                   1,526,250
    36,400    East West Bancorp, Inc.                                    937,300
    18,400    First Essex Bancorp, Inc.                                  518,512
    32,000    First Midwest Bancorp, Inc.                                934,080
    22,100    First Republic Bank (a)                                    533,715
    72,800    Greater Bay Bancorp                                      2,080,624
    40,600    Local Financial Corp. (a)                                  567,994
    55,300    Net.B@nk, Inc. (a)(b)                                      579,544
    47,800    New York Community Bancorp, Inc.                         1,093,186
    19,700    Port Financial Corp.                                       513,579
    41,895    Provident Bankshares Corp.                               1,018,049
    57,530    Republic Bancorp Inc.                                      796,790
     8,550    Seacoast Banking Corp. of Florida                          396,720
    90,100    Seacoast Financial Services Corp.                        1,545,215
    26,000    Silicon Valley Bancshares (a)                              694,980
    74,400    The South Financial Group, Inc.                          1,320,600
    30,600    Southwest Bancorporation of Texas, Inc. (a)                926,262
    27,200    Staten Island Bancorp, Inc.                                443,632
    95,700    Sterling Bancshares, Inc.                                1,198,164
    50,800    UCBH Holdings, Inc.                                      1,444,752
    45,400    United Bankshares, Inc.                                  1,310,244
    16,800    Wintrust Financial Corp.                                   513,576
     3,700    WSFS Financial Corp.                                        64,195
--------------------------------------------------------------------------------
                                                                      27,680,616
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Biotechnology -- 2.2%
    36,300    Cambrex Corp.                                         $  1,582,680
    93,100    Cell Genesys, Inc. (a)(b)(c)                             2,163,644
    10,300    Charles River Laboratories International, Inc. (a)         344,844
    62,500    Incyte Genomics, Inc. (a)                                1,222,500
    52,400    NPS Pharmaceuticals, Inc. (a)(b)                         2,006,920
    79,800    Sequenom Inc. (a)                                          851,466
--------------------------------------------------------------------------------
                                                                       8,172,054
--------------------------------------------------------------------------------
Broadcasting -- 0.1%
    40,500    Crown Media Holdings, Inc. (a)                             457,245
--------------------------------------------------------------------------------
Business Services -- 2.4%
    37,000    Boron, LePore & Associates, Inc. (a)                       510,230
    15,450    Fair, Isaac and Co., Inc.                                  973,659
    40,100    FileNet Corp. (a)                                          813,629
    50,800    MemberWorks Inc. (a)                                       711,708
    29,000    NCO Group, Inc. (a)                                        664,100
    86,500    Paxar Corp. (a)                                          1,228,300
    66,900    Perot Systems Corp., Class A Shares (a)                  1,366,098
   166,800    Sapient Corp. (a)                                        1,287,696
    37,100    United Stationers Inc. (a)                               1,248,415
--------------------------------------------------------------------------------
                                                                       8,803,835
--------------------------------------------------------------------------------
Chemicals -- 1.7%
    85,200    Crompton Corp.                                             766,800
    47,000    Cytec Industries Inc. (a)                                1,269,000
    59,600    Ferro Corp.                                              1,537,680
   107,200    IMC Global Inc.                                          1,393,600
    33,300    Minerals Technologies Inc.                               1,553,112
--------------------------------------------------------------------------------
                                                                       6,520,192
--------------------------------------------------------------------------------
Computers -- 1.4%
    41,500    Daisytek International Corp. (a)                           546,555
    36,400    InFocus Corp. (a)                                          801,528
    49,400    MCSi, Inc. (a)                                           1,158,430
    18,200    Mercury Computer Systems, Inc. (a)                         711,802
    83,700    Rainbow Technologies, Inc. (a)                             619,380
    63,400    Storage Technology Corp. (a)(b)                          1,310,478
--------------------------------------------------------------------------------
                                                                       5,148,173
--------------------------------------------------------------------------------
Consumer Products and Services -- 3.4%
    60,900    1-800-FLOWERS.COM, Inc. (a)                                950,040
    38,600    Corinthian Colleges, Inc. (a)                            1,578,354
    45,225    Direct Focus, Inc. (a)(b)                                1,411,020
    35,300    Education Management Corp. (a)                           1,279,625
    63,300    John H. Harland Co.                                      1,398,930
    85,600    Oakley, Inc. (a)                                         1,391,856
    15,200    Rent-A-Center, Inc. (a)                                    510,264
    27,900    Salton, Inc. (a)(b)                                        526,752
    19,900    The Scotts Co., Class A Shares (a)                         947,240
    46,600    Sola International Inc. (a)                                904,040
    35,200    The Toro Co.                                             1,584,000
--------------------------------------------------------------------------------
                                                                      12,482,121
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


11  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Diversified - Multi-Industry -- 0.5%
    51,200    Harsco Corp.                                          $  1,756,160
     1,000    Matthews International Corp., Class A Shares                24,580
--------------------------------------------------------------------------------
                                                                       1,780,740
--------------------------------------------------------------------------------
Drugs -- 3.4%
    91,300    BioMarin Pharmaceutical, Inc. (a)(b)                     1,227,072
    58,700    Cell Therapeutics, Inc. (a)                              1,417,018
   155,500    Connetics Corp. (a)                                      1,850,450
    41,000    Cubist Pharmaceuticals, Inc. (a)(b)                      1,474,360
    72,900    Esperion Therapeutics, Inc. (a)                            535,815
    74,100    ILEX Oncology, Inc. (a)                                  2,003,664
    23,286    Medicis Pharmaceutical Corp., Class A Shares (a)         1,504,043
    35,500    MGI Pharma, Inc. (a)                                       542,440
   127,500    Miravant Medical Technologies (a)                        1,225,275
    15,300    Theragenics Corp. (a)                                      150,858
    45,700    VaxGen, Inc. (a)(b)                                        530,120
--------------------------------------------------------------------------------
                                                                      12,461,115
--------------------------------------------------------------------------------
Education -- 0.9%
    31,900    Bright Horizons Family Solutions, Inc. (a)                 892,881
    21,100    Career Education Corp. (a)                                 723,308
    54,000    PLATO Learning, Inc. (a)                                   896,940
    45,700    Sylvan Learning Systems, Inc. (a)                        1,008,599
--------------------------------------------------------------------------------
                                                                       3,521,728
--------------------------------------------------------------------------------
Electronics -- 1.7%
    55,000    Alpha Industries, Inc. (a)(b)(c)                         1,199,000
    40,300    American Superconductor Corp. (a)                          494,078
    82,700    Artesyn Technologies, Inc. (a)                             769,937
    15,900    Engineered Support Systems, Inc.                           543,939
    34,200    Nanometrics Inc. (a)                                       663,480
    29,600    Park Electrochemical Corp.                                 781,440
    27,100    Pixelworks, Inc. (a)                                       435,226
    91,700    Trimble Navigation Ltd. (a)                              1,486,457
--------------------------------------------------------------------------------
                                                                       6,373,557
--------------------------------------------------------------------------------
Energy -- 3.4%
    64,700    C&D Technologies, Inc.                                   1,478,395
    56,900    Cabot Oil & Gas Corp., Class A Shares                    1,368,445
    14,200    CH Energy Group, Inc.                                      617,274
   131,600    Chesapeake Energy Corp. (a)                                869,876
    97,800    The Meridian Resource Corp. (a)                            390,222
   124,500    Newpark Resources, Inc. (a)                                983,550
    73,000    Offshore Logistics, Inc. (a)                             1,296,480
   252,000    Parker Drilling Co. (a)                                    929,880
    26,400    Patina Oil & Gas Corp.                                     726,000
    29,000    SEACOR SMIT Inc. (a)                                     1,345,600
    22,000    Stone Energy Corp. (a)                                     869,000
    41,500    Swift Energy Co. (a)                                       838,300
    29,400    Western Gas Resources, Inc.                                950,208
--------------------------------------------------------------------------------
                                                                      12,663,230
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


12  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Engineering and Construction -- 3.4%
    85,600    Apogee Enterprises, Inc.                              $  1,354,192
    22,400    Beazer Homes USA, Inc. (a)                               1,639,008
    57,800    Centex Construction Products, Inc.                       1,852,490
    33,600    Elcor Corp.                                                933,744
    42,700    Insituform Technologies, Inc., Class A Shares (a)        1,092,266
    11,000    Jacobs Engineering Group, Inc.                             726,000
    17,500    KB Home                                                    701,750
    10,400    Meritage Corp. (a)                                         533,520
    20,900    The Shaw Group, Inc. (a)(b)                                491,150
    26,100    Simpson Manufacturing Co., Inc. (a)                      1,495,530
     7,500    Toll Brothers, Inc. (a)                                    329,250
   101,800    USG Corp.                                                  582,296
    27,900    York International Corp.                                 1,063,827
--------------------------------------------------------------------------------
                                                                      12,795,023
--------------------------------------------------------------------------------
Financial Services -- 2.5%
    14,200    Affiliated Managers Group, Inc. (a)(c)                   1,000,816
    80,200    BankUnited Financial Corp. (a)                           1,190,970
    56,300    Charter Municipal Mortgage Acceptance Co.                  914,875
    43,000    Clark/Bardes, Inc. (a)                                   1,084,890
    44,600    Digital Insight Corp. (a)                                  997,256
   191,900    Friedman, Billings, Ramsey Group, Inc., Class A
                Shares (a)                                               995,961
    26,600    The InterCept Group, Inc. (a)                            1,087,940
    18,700    Jefferies Group, Inc.                                      791,197
    45,900    New Century Financial Corp. (a)(b)                         621,027
    15,700    Raymond James Financial, Inc.                              557,664
--------------------------------------------------------------------------------
                                                                       9,242,596
--------------------------------------------------------------------------------
Food and Beverage -- 2.8%
    26,700    Dean Foods Co. (a)(b)                                    1,820,940
    93,700    Dole Food Co., Inc. (c)                                  2,513,971
    27,300    Flowers Foods, Inc. (a)                                  1,089,816
    22,000    International Mutifoods Corp. (a)                          525,800
    46,800    Nash-Finch Co.                                           1,455,480
    35,000    Performance Food Group Co. (a)(b)                        1,230,950
    55,700    Ralcorp Holdings, Inc. (a)                               1,264,390
    22,400    United Natural Foods, Inc. (a)                             560,000
--------------------------------------------------------------------------------
                                                                      10,461,347
--------------------------------------------------------------------------------
Gaming -- 0.9%
   137,300    Aztar Corp. (a)                                          2,512,590
    11,800    International Game Technology (a)(b)(c)                    805,940
--------------------------------------------------------------------------------
                                                                       3,318,530
--------------------------------------------------------------------------------
Healthcare  -- 8.2%
    46,300    Acacia Research Corp. (a)                                  512,541
    18,000    Advanced Neuromodulation Systems, Inc. (a)                 634,500
    17,700    Albany Molecular Research, Inc. (a)                        468,873
    45,100    Apria Healthcare Group Inc. (a)                          1,127,049
    26,000    Cerner Corp. (a)                                         1,298,180
    55,500    Coventry Health Care, Inc. (a)                           1,107,225
    47,100    Cyberonics, Inc. (a)                                     1,249,563

                       See Notes to Financial Statements.


13  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Healthcare -- 8.2% (continued)
    39,700    Diagnostic Products Corp. (b)                         $  1,744,815
    31,600    DIANON Systems, Inc. (a)(c)                              1,921,280
    65,500    Endocare, Inc. (a)                                       1,174,415
    12,100    ICU Medical, Inc. (a)                                      538,450
    59,200    IGEN International, Inc. (a)(b)                          2,373,920
    74,797    Mid Atlantic Medical Services, Inc. (a)                  1,697,892
    35,900    NDCHealth Corp.                                          1,240,345
    47,000    Novoste Corp. (a)                                          410,780
    31,900    Option Care, Inc. (a)                                      623,645
    49,500    OraSure Technologies, Inc. (a)                             601,425
    28,800    Pharmaceutical Product Development, Inc. (a)               930,528
    31,000    Possis Medical, Inc. (a)                                   540,020
    13,500    Renal Care Group, Inc. (a)                                 433,350
    29,900    ResMed Inc. (a)(b)                                       1,612,208
    91,500    Sonic Innovations, Inc. (a)(b)                             420,900
    94,500    STERIS Corp. (a)                                         1,726,515
    51,500    Sunrise Assisted Living, Inc. (a)(b)                     1,499,165
    29,100    Syncor International Corp. (a)(b)                          833,424
    24,100    Triad Hospitals, Inc. (a)                                  707,335
   209,200    TriPath Imaging, Inc. (a)                                1,575,276
    44,600    Varian Inc. (a)                                          1,446,824
--------------------------------------------------------------------------------
                                                                      30,450,443
--------------------------------------------------------------------------------
Home Furnishings -- 1.1%
   137,700    Haverty Furniture Cos., Inc.                             2,278,935
   321,100    Interface, Inc., Class A Shares                          1,801,371
--------------------------------------------------------------------------------
                                                                       4,080,306
--------------------------------------------------------------------------------
Insurance -- 3.0%
    75,500    American Physicians Capital, Inc. (a)                    1,642,125
    35,300    AmerUs Group Co.                                         1,265,152
    18,600    Brown & Brown Co.                                          507,780
    86,000    First American Corp. (b)                                 1,611,640
    55,800    LandAmerica Financial Group, Inc.                        1,601,460
    18,400    Philadelphia Consolidated Holding Corp. (a)                693,864
    52,833    ProAssurance Corp. (a)                                     928,804
    41,200    Selective Insurance Group, Inc.                            895,276
    28,700    StanCorp Financial Group, Inc.                           1,356,075
    86,200    Vesta Insurance Group, Inc.                                689,600
--------------------------------------------------------------------------------
                                                                      11,191,776
--------------------------------------------------------------------------------
Internet -- 2.4%
    46,800    Alloy, Inc. (a)(b)                                       1,007,604
    34,900    INT Media Group, Inc. (a)                                   66,310
    61,500    McAfee.com Corp. (a)                                     2,085,465
    43,700    Overture Services, Inc. (a)                              1,548,291
    58,600    PC-Tel, Inc. (a)                                           569,006
    38,400    SeeBeyond Technology Corp. (a)(b)                          372,480
    94,400    SonicWALL, Inc. (a)(b)                                   1,835,136
    27,000    Stellent, Inc. (a)(b)                                      798,120
    29,200    WebEx Communications, Inc. (a)(b)                          725,620
--------------------------------------------------------------------------------
                                                                       9,008,032
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


14  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Leisure -- 1.9%
    69,600    Arctic Cat Inc.                                       $  1,183,200
    21,000    Bally Total Fitness Holding Corp. (a)                      452,760
    27,100    Callaway Golf Co.                                          518,965
    42,600    Extended Stay America, Inc. (a)                            698,640
    81,200    JAKKS Pacific, Inc. (a)                                  1,538,740
     7,700    Prime Hospitality Corp. (a)                                 85,085
    26,600    THQ Inc. (a)                                             1,289,302
    93,700    The Topps Co., Inc. (a)                                  1,138,455
--------------------------------------------------------------------------------
                                                                       6,905,147
--------------------------------------------------------------------------------
Machinery -- 1.7%
    74,800    AMETEK, Inc. (c)                                         2,385,372
    34,400    Graco Inc.                                               1,343,320
    46,900    JLG Industries, Inc.                                       499,485
   127,600    Presstek, Inc. (a)                                       1,170,092
    15,100    Tecumseh Products Co., Class A Shares                      764,513
--------------------------------------------------------------------------------
                                                                       6,162,782
--------------------------------------------------------------------------------
Metals/Mining -- 0.8%
   116,500    AK Steel Holding Corp.                                   1,325,770
    57,200    Reliance Steel & Aluminum Co.                            1,501,500
--------------------------------------------------------------------------------
                                                                       2,827,270
--------------------------------------------------------------------------------
Networking -- 1.2%
   126,500    Adaptec, Inc. (a)                                        1,834,250
    80,700    Crossroads Systems, Inc. (a)                               362,343
   201,900    JNI Corp. (a)                                            1,677,789
    68,000    The Management Network Group, Inc. (a)                     469,200
--------------------------------------------------------------------------------
                                                                       4,343,582
--------------------------------------------------------------------------------
Packaging/Containers -- 0.4%
    82,300    Ivex Packaging Corp. (a)                                 1,563,700
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.7%
    96,700    Caraustar Industries, Inc.                                 670,131
    61,800    Potlatch Corp.                                           1,811,976
--------------------------------------------------------------------------------
                                                                       2,482,107
--------------------------------------------------------------------------------
Publishing -- 0.8%
    30,200    R.H. Donnelley Corp.                                       877,310
    42,400    Scholastic Corp. (a)(b)                                  2,133,992
--------------------------------------------------------------------------------
                                                                       3,011,302
--------------------------------------------------------------------------------
Real Estate -- 6.9%
    25,200    Alexandria Real Estate Equities, Inc.                    1,035,720
    98,300    Catellus Development Corp. (a)                           1,808,720
    32,800    CBL & Associates Properties, Inc.                        1,033,200
    50,400    Chateau Communities, Inc.                                1,506,960
    60,600    Cousins Properties, Inc.                                 1,476,216
   139,100    Equity Inns Inc.                                           920,842
    56,600    First Industrial Realty Trust, Inc.                      1,760,260
    67,500    Highwoods Properties, Inc.                               1,751,625
    85,100    IndyMac Bancorp, Inc. (a)(b)                             1,989,638

                       See Notes to Financial Statements.


15  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Real Estate -- 6.9% (continued)
    85,300    Jones Lang LaSalle Inc. (a)                           $  1,539,665
    48,900    LaSalle Hotel Properties                                   574,086
    45,800    Mid-America Apartment Communities, Inc.                  1,204,540
    28,500    Mills Corp.                                                754,680
    57,600    National Golf Properties, Inc.                             510,912
    12,200    NVR, Inc. (a)                                            2,488,800
    50,900    Parkway Properties, Inc.                                 1,689,880
    49,200    Realty Income Corp.                                      1,446,480
    43,200    Summit Properties Inc.                                   1,080,864
   103,000    Trammell Crow Co. (a)                                    1,205,100
--------------------------------------------------------------------------------
                                                                      25,778,188
--------------------------------------------------------------------------------
Retail -- 6.3%
    67,800    Applebee's International, Inc.                           2,318,760
    53,100    CBRL Group, Inc.                                         1,563,264
    23,100    The Cheesecake Factory Inc. (b)                            803,187
    55,650    Chicos FAS, Inc. (a)(b)                                  2,209,305
    15,400    The Children's Place Retail Stores, Inc. (a)(b)            418,110
    54,400    Copart, Inc. (a)(c)                                      1,978,528
    46,800    Fred's, Inc.                                             1,916,928
    18,900    Group 1 Automotive, Inc. (a)                               538,839
   145,300    The Gymboree Corp. (a)                                   1,733,429
   124,200    Hollywood Entertainment Corp. (a)                        1,774,818
    25,650    Landry's Restaurants, Inc.                                 478,372
    24,300    Lithia Motors, Inc. (a)                                    503,010
    31,600    Michaels Stores, Inc. (a)                                1,041,220
    79,300    Pier 1 Imports, Inc.                                     1,375,062
    25,500    Ryan's Family Steak Houses, Inc. (a)                       552,075
    67,800    SCP Pool Corp. (a)                                       1,861,110
    65,000    TBC Corp. (a)                                              870,350
    47,400    Too Inc. (a)                                             1,303,500
--------------------------------------------------------------------------------
                                                                      23,239,867
--------------------------------------------------------------------------------
Semiconductors -- 3.4%
    10,900    Brooks Automation, Inc. (a)(b)                             443,303
    33,800    Cirrus Logic, Inc. (a)                                     446,836
    64,100    Exar Corp. (a)                                           1,336,485
    57,324    GlobespanVirata, Inc. (a)                                  742,346
   155,700    Kopin Corp. (a)(b)                                       2,179,800
    61,900    Kulicke and Soffa Industries, Inc. (a)                   1,061,585
    53,400    Microsemi Corp. (b)                                      1,585,980
    67,300    Oak Technology, Inc. (a)                                   925,375
    39,100    Phototronics, Inc. (a)(b)                                1,225,785
    45,300    Varian Semiconductor Equipment Associates, Inc. (a)      1,566,927
    53,400    Virage Logic Corp. (a)                                   1,026,882
--------------------------------------------------------------------------------
                                                                      12,541,304
--------------------------------------------------------------------------------
Software -- 4.8%
   182,900    Acclaim Entertainment, Inc. (a)(b)                         969,370
    45,000    Actuate Corp. (a)                                          237,150
    36,700    Ansoft Corp. (a)                                           535,820

                       See Notes to Financial Statements.


16  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Software -- 4.8% (continued)
    54,400    ANSYS, Inc. (a)                                       $  1,340,960
    23,400    Aspen Technology, Inc. (a)                                 393,120
   115,900    Avid Technology, Inc. (a)                                1,408,185
    83,400    BSQUARE Corp. (a)                                          347,778
    22,400    Cognizant Technology Solutions Corp. (a)                   917,952
   112,700    Datastream Systems, Inc. (a)                               695,359
   107,200    Documentum, Inc. (a)                                     2,328,384
   140,600    J.D. Edwards & Co. (a)                                   2,312,870
   101,800    JDA Software Group, Inc. (a)                             2,275,230
    49,900    Mentor Graphics Corp. (a)                                1,176,143
    48,700    Netegrity, Inc. (a)(b)                                     942,832
   162,900    Pumatech, Inc. (a)                                         420,282
    69,800    Systems & Computer Technology Corp. (a)                    721,732
    48,500    Verity, Inc. (a)                                           982,125
--------------------------------------------------------------------------------
                                                                      18,005,292
--------------------------------------------------------------------------------
Telecommunications -- 2.8%
   101,000    Alamosa Holdings, Inc. (a)                               1,204,930
    28,800    Belden Inc.                                                678,240
    74,000    Celeritek, Inc. (a)                                        990,860
    66,100    CommScope, Inc. (a)                                      1,405,947
    34,900    DMC Stratex Networks, Inc. (a)                             271,522
    51,500    Intrado Inc. (a)                                         1,380,200
    67,300    ITC^DeltaCom, Inc. (a)(b)                                   58,551
    21,600    Metro One Telecommunications, Inc. (a)(b)                  653,400
   223,500    RCN Corp. (a)(b)                                           654,855
   172,000    REMEC, Inc. (a)                                          1,718,280
    71,700    SpectraLink Corp. (a)                                    1,228,221
--------------------------------------------------------------------------------
                                                                      10,245,006
--------------------------------------------------------------------------------
Textiles/Apparel -- 0.5%
    39,800    Phillips-Van Heusen Corp.                                  433,820
    94,600    Steven Madden, Ltd. (a)                                  1,331,022
--------------------------------------------------------------------------------
                                                                       1,764,842
--------------------------------------------------------------------------------
Tobacco -- 0.1%
    26,000    Standard Commercial Corp.                                  429,000
--------------------------------------------------------------------------------
Transportation -- 1.6%
    42,300    Alexander & Baldwin, Inc.                                1,129,410
    29,300    Atlantic Coast Airlines Holdings, Inc. (a)                 682,397
    74,300    Atlas Air, Inc. (a)(c)                                   1,088,495
    13,700    Polaris Industries, Inc.                                   791,175
    67,700    RailAmerica, Inc. (a)                                      978,942
   117,711    Wabtec Corp.                                             1,447,845
--------------------------------------------------------------------------------
                                                                       6,118,264
--------------------------------------------------------------------------------
Utilities -- 3.4%
    33,100    New Jersey Resources Corp.                               1,549,080
     8,800    NorthWestern Corp.                                         185,240
    13,600    Peoples Energy Corp.                                       515,848
    52,125    Philadelphia Suburban Corp.                              1,175,419

                       See Notes to Financial Statements.


17  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

   SHARES                             SECURITY                           VALUE
================================================================================

Utilities -- 3.4% (continued)
    66,400    PNM Resources Inc.                                    $  1,855,880
    43,700    RGS Energy Group Inc.                                    1,643,120
    26,100    Southern Union Co. (a)                                     492,246
    53,200    UGI Corp.                                                1,606,640
    30,700    UIL Holdings Corp.                                       1,574,910
    24,200    WGL Holdings Inc.                                          703,494
    37,400    WPS Resources Corp.                                      1,366,970
--------------------------------------------------------------------------------
                                                                      12,668,847
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $333,997,306)                                 349,840,302
================================================================================
    FACE
   AMOUNT                             SECURITY                           VALUE
================================================================================
U.S. TREASURY BILLS -- 0.4%
$1,600,000    U.S Treasury Bills, 0.000% due 3/14/02 (c)
                (Cost -- $1,594,688)                                   1,594,762
================================================================================
REPURCHASE AGREEMENT -- 5.3%
19,509,000    Morgan Stanley Dean Witter & Co., 1.500% due 1/2/02;
                Proceeds at maturity -- $19,510,626; (Fully
                collateralized by U.S. Treasury Notes, 5.500% to
                6.000% due 5/31/03 to 8/15/09; Market value --
                $19,996,758) (Cost -- $19,509,000)                    19,509,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $355,100,994*)                               $370,944,064
================================================================================

(a)   Non-income producing security.
(b)   All or a portion of this security is on loan (See Note 7).
(c) All or a portion of this security is segregated for futures contracts commitments.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


18  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $355,100,994)                                   $ 370,944,064
     Collateral for securities on loan (Note 7)                                        45,045,521
     Receivable for securities sold                                                     6,624,680
     Receivable for Fund shares sold                                                    2,445,051
     Dividends and interest receivable                                                    249,401
-------------------------------------------------------------------------------------------------
     Total Assets                                                                     425,308,717
-------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 7)                                           45,045,521
     Payable for securities purchased                                                   6,919,990
     Payable to bank                                                                      495,058
     Payable for Fund shares purchased                                                    324,255
     Investment advisory fee payable                                                      199,744
     Payable to broker - variation margin                                                 141,000
     Administration fee payable                                                            31,120
     Distribution fees payable                                                             11,224
     Accrued expenses                                                                      87,738
-------------------------------------------------------------------------------------------------
     Total Liabilities                                                                 53,255,650
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 372,053,067
=================================================================================================
NET ASSETS:
     Par value of capital shares                                                    $      28,854
     Capital paid in excess of par value                                              373,810,170
     Undistributed net investment income                                                  357,239
     Accumulated net realized loss on security transactions and futures contracts     (18,449,226)
     Net unrealized appreciation of investments and futures contracts                  16,306,030
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 372,053,067
=================================================================================================

Shares Outstanding:
     Class A                                                                            2,622,298
     --------------------------------------------------------------------------------------------
     Class B                                                                            2,003,204
     --------------------------------------------------------------------------------------------
     Class L                                                                            1,477,226
     --------------------------------------------------------------------------------------------
     Class Y                                                                           22,751,506
     --------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                 $       12.80
     --------------------------------------------------------------------------------------------
     Class B *                                                                      $       12.26
     --------------------------------------------------------------------------------------------
     Class L **                                                                     $       12.26
     --------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                 $       13.00
     --------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)              $       13.47
     --------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)              $       12.38
=================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


19  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2001
================================================================================

INVESTMENT INCOME:
     Dividends                                                     $  3,353,548
     Interest                                                           678,447
     Less: Foreign withholding tax                                       (3,093)
--------------------------------------------------------------------------------
     Total Investment Income                                          4,028,902
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 2)                                 2,262,986
     Distribution fees (Note 2)                                         507,986
     Administration fee (Note 2)                                        348,152
     Shareholder and system servicing fees                              103,388
     Audit and legal                                                     60,775
     Shareholder communications                                          52,460
     Registration fees                                                   52,213
     Custody                                                             22,423
     Directors' fees                                                      2,280
     Other                                                                7,061
--------------------------------------------------------------------------------
     Total Expenses                                                   3,419,724
--------------------------------------------------------------------------------
Net Investment Income                                                   609,178
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)      22,705,896
        Futures contracts                                              (105,355)
--------------------------------------------------------------------------------
     Net Realized Gain                                               22,600,541
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
        and Futures Contracts:
        Beginning of year                                            41,037,979
        End of year                                                  16,306,030
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                        (24,731,949)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                        (2,131,408)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (1,522,230)
================================================================================

                       See Notes to Financial Statements.


20  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                               2001             2000
=====================================================================================================
OPERATIONS:
     Net investment income                                            $     609,178    $   1,224,186
     Net realized gain (loss)                                            22,600,541      (16,594,100)
     Increase (decrease) in net unrealized appreciation                 (24,731,949)      21,868,530
-----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                   (1,522,230)       6,498,616
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (311,378)              --
     Net realized gains                                                          --      (40,615,594)
     Capital                                                               (184,620)              --
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders             (495,998)     (40,615,594)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                    64,317,714      224,389,295
     Net asset value of shares issued for reinvestment of dividends              --        7,904,432
     Cost of shares reacquired                                          (57,695,058)    (174,421,126)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                  6,622,656       57,872,601
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                    4,604,428       23,755,623

NET ASSETS:
     Beginning of year                                                  367,448,639      343,693,016
-----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 372,053,067    $ 367,448,639
=====================================================================================================
* Includes undistributed net investment income of:                    $     357,239    $     374,499
=====================================================================================================

                       See Notes to Financial Statements.


21  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $1,580 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended December 31, 2001, the Fund paid transfer agent fees of $75,261 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2001, SSB and its affiliates did not receive any brokerage commissions.


22  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2001, SSB received sales charges of approximately $46,000 and $25,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2001, CDSCs paid to SSB were approximately:

                                     Class A           Class B          Class L
================================================================================
CDSCs                                $21,000           $44,000          $ 5,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 2001, total Distribution Plan fees were as follows:

                                     Class A           Class B          Class L
================================================================================
Distribution Plan Fees               $84,431          $247,104          $176,451
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $289,890,466
--------------------------------------------------------------------------------
Sales                                                                295,197,766
================================================================================

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 47,064,042
Gross unrealized depreciation                                       (31,220,972)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 15,843,070
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


23  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At December 31, 2001, the Fund had the following open futures contracts:

                          # of
                        Contracts                   Basis        Market     Unrealized
Purchased Contracts      to Buy     Expiration      Value         Value        Gain
======================================================================================
Russell 2000               60          3/02      $14,216,040   $14,679,000   $462,960
======================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Fund loaned common stocks having a value of $42,179,857 and received cash collateral for loaned securities which was invested as follows:

Security Description                                                    Value
================================================================================
Time Deposits:
  Bank Brussels Lambert:
    1.94% due 1/2/02                                                 $ 7,102,816
    2.88% due 1/2/02                                                   5,086,096
  J.P. Morgan Chase & Co., 1.13% due 1/2/02                              254,525
  KBC Bank N.V., 2.50% due 1/2/02                                     12,715,241
Floating Rate Certificate of Deposit:
  First Union Securities, Inc., 5.70% due 2/6/02                       1,161,246
Floating Rate Notes:
  First Union Securities, Inc., 4.07% due 5/21/02                        451,489
  Morgan Stanley Dean Witter & Co., 2.52% due 2/11/02                  1,713,525
Repurchase Agreement:
  Morgan Stanley Dean Witter & Co., 1.35% due 1/2/02                  10,202,963
Tri Party Repurchase Agreement:
  UBS PaineWebber Inc., 1.80% due 1/2/02                               6,357,620
--------------------------------------------------------------------------------
Total                                                                $45,045,521
================================================================================

Income earned by the Fund from securities loaned for the year ended December 31, 2001 was $122,521.


24  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $15,625,000 of capital loss carryforwards available to offset future capital gains, expiring in 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains to offset will not be distributed.

9. Capital Shares

At December 31, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                          Class A        Class B        Class L        Class Y
================================================================================
Total Paid-in Capital  $ 26,216,996   $ 28,079,530   $ 19,771,396   $299,771,102
================================================================================

Transactions in shares of each class were as follows:

                                              Year Ended                           Year Ended
                                           December 31, 2001                    December 31, 2000
                                   --------------------------------     --------------------------------
                                      Shares             Amount            Shares            Amount
========================================================================================================
Class A
Shares sold                         2,375,226         $ 29,458,728       11,241,718       $ 160,199,610
Shares issued on reinvestment              --                   --          231,088           2,967,131
Shares reacquired                  (2,965,358)         (36,848,382)     (11,182,711)       (159,688,083)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (590,132)        $ (7,389,654)         290,095       $   3,478,658
========================================================================================================
Class B
Shares sold                           221,866         $  2,599,742          436,123       $   6,076,747
Shares issued on reinvestment              --                   --          245,578           3,046,788
Shares reacquired                    (451,969)          (5,239,971)        (513,934)         (7,059,102)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (230,103)        $ (2,640,229)         167,767       $   2,064,433
========================================================================================================
Class L
Shares sold                           343,594         $  4,075,741          789,006       $  10,992,744
Shares issued on reinvestment              --                   --          153,267           1,890,513
Shares reacquired                    (332,939)          (3,752,609)        (530,996)         (7,454,475)
--------------------------------------------------------------------------------------------------------
Net Increase                           10,655         $    323,132          411,277       $   5,428,782
========================================================================================================
Class Y
Shares sold                         2,308,813         $ 28,183,503        3,437,574       $  47,120,194
Shares reacquired                    (976,459)         (11,854,096)         (14,876)           (219,466)
--------------------------------------------------------------------------------------------------------
Net Increase                        1,332,354         $ 16,329,407        3,422,698       $  46,900,728
========================================================================================================


25  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)                              2001(2)          2000(2)          1999(2)          1998(2)          1997
===========================================================================================================================
Net Asset Value, Beginning of Year           $    12.91       $    14.26       $    13.35       $    13.68       $    12.30
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                   (0.01)            0.02             0.02             0.00*            0.04
   Net realized and unrealized gain (loss)        (0.10)            0.15             2.65            (0.17)**          3.23
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.11)            0.17             2.67            (0.17)            3.27
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --               --            (0.08)              --            (0.04)
   Net realized gains                                --            (1.52)           (1.68)           (0.16)           (1.98)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --            (1.52)           (1.76)           (0.16)           (2.02)
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee(3)                                    --               --               --               --             0.13
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    12.80       $    12.91       $    14.26       $    13.35       $    13.68
---------------------------------------------------------------------------------------------------------------------------
Total Return                                      (0.85)%           1.57%           21.09%           (1.31)%          28.25%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   33,576       $   41,457       $   41,669       $   42,747       $   46,036
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.23%            1.16%            1.23%            1.33%            1.21%
   Net investment income (loss)                   (0.08)            0.15             0.13             0.03             0.24
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              87%             101%             104%             129%             140%
===========================================================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Amount relates to a redemption fee which was in effect through December 31, 1997.
*     Amount represents less than $0.01 per share.
** The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.


26  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                                 2001(1)          2000(1)          1999(1)          1998(1)          1997(2)
===========================================================================================================================
Net Asset Value, Beginning of Year           $    12.45       $    13.92       $    13.09       $    13.52       $    13.34
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                            (0.10)           (0.09)           (0.09)           (0.09)           (0.01)
   Net realized and unrealized gain (loss)        (0.09)            0.14             2.60            (0.18)*           2.18
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.19)            0.05             2.51            (0.27)            2.17
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --               --               --               --            (0.01)
   Net realized gains                                --            (1.52)           (1.68)           (0.16)           (1.98)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --            (1.52)           (1.68)           (0.16)           (1.99)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    12.26       $    12.45       $    13.92       $    13.09       $    13.52
---------------------------------------------------------------------------------------------------------------------------
Total Return                                      (1.53)%           0.72%           20.21%           (2.07)%          16.73%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   24,557       $   27,801       $   28,746       $   23,551       $   12,685
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.97%            1.97%            2.04%            2.10%            1.99%+
   Net investment loss                            (0.82)           (0.65)           (0.66)           (0.72)           (0.26)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              87%             101%             104%             129%             140%
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from June 25, 1997 (inception date) to December 31, 1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


27  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                2001(1)          2000(1)          1999(1)          1998(1)(2)          1997(3)
=============================================================================================================================
Net Asset Value, Beginning of Year          $    12.45       $    13.91       $    13.09       $    13.51          $    13.24
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                            (0.10)           (0.09)           (0.08)           (0.10)              (0.01)
  Net realized and unrealized gain (loss)        (0.09)            0.15             2.58            (0.16)*              2.27
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.19)            0.06             2.50            (0.26)               2.26
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --               --               --               --               (0.01)
  Net realized gains                                --            (1.52)           (1.68)           (0.16)              (1.98)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --            (1.52)           (1.68)           (0.16)              (1.99)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    12.26       $    12.45       $    13.91       $    13.09          $    13.51
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                     (1.53)%           0.79%           20.12%           (1.99)%             17.53%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   18,108       $   18,256       $   14,684       $    7,101          $    2,974
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.98%            1.96%            2.01%            2.13%               2.00%+
  Net investment loss                            (0.82)           (0.64)           (0.61)           (0.74)              (0.26)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             87%             101%             104%             129%                140%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the period from June 24, 1997 (inception date) to December 31, 1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


28  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                                2001(1)         2000(1)         1999(1)         1998(1)         1997(2)
======================================================================================================================
Net Asset Value, Beginning of Year         $     13.07     $     14.37     $     13.34     $     13.63     $     13.87
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.04            0.07            0.08            0.06            0.01
  Net realized and unrealized gain (loss)        (0.09)           0.15            2.66           (0.16)*         (0.21)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.05)           0.22            2.74           (0.10)          (0.20)
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.01)             --           (0.03)          (0.03)          (0.04)
  Net realized gains                                --           (1.52)          (1.68)          (0.16)             --
  Capital                                        (0.01)             --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.02)          (1.52)          (1.71)          (0.19)          (0.04)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $     13.00     $     13.07     $     14.37     $     13.34     $     13.63
----------------------------------------------------------------------------------------------------------------------
Total Return                                     (0.37)%          1.91%          21.55%          (0.80)%         (1.42)%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $   295,812     $   279,935     $   258,594     $   207,513     $   104,503
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.80%           0.79%           0.82%           0.94%           1.11%+
  Net investment income                           0.36            0.52            0.56            0.44            0.58+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             87%            101%            104%            129%            140%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from October 17, 1997 (inception date) to December 31,
      1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

      o     A corporate dividends received deduction of 100.00%.

      o A total of 1.59% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


29  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors
of Smith Barney Small Cap Core Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Core Fund, Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                         KPMG LLP

New York, New York
February 8, 2002


30  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Core Fund, Inc. ("Investment Company")are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling one of the fund's transfer agents (Primerica Shareholders Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010).


                                                                                              Number of
                                                                                             Investment
                                              Term of                                         Companies
                                            Office* and           Principal                    in Fund            Other
                              Position(s)    Length of          Occupation(s)                  Complex        Directorships
                               Held with       Time                During                     Overseen          Held by
Name, Address and Age            Fund         Served           Past Five Years               by Director        Director
====================================================================================================================================
NON-INTERESTED
DIRECTORS:

Lee Abraham                    Director         Since    Retired; Former Chairman and             9         Signet Group PLC
13732 LeHavre Dr.                               1999     CEO of Associated Merchandising
Frenchman's Creek                                        Corp., a major retail merchandising
Palm Beach Gardens, FL 33410                             organization. Former Director of
Age: 74                                                  Galey & Lord, Liz Claiborne,
                                                         R.G. Barry Corporation and
                                                         eNote.com Inc.

Allan J. Bloostein             Director         Since    President of Allan Bloostein            16         Taubman Centers Inc.
27 West 67th Street                             1999     Associates, a consulting firm. For-
Apt. 5FW                                                 mer Director of CVS Corporation
New York, NY10023
Age: 72

Jane F. Dasher                 Director         Since    Controller of PBK Holdings Inc.,        11                  N/A
Korsant Partners                                1999     a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age: 52

Donald R. Foley                Director         Since    Retired                                  9                  N/A
3658 Freshwater Drive                           1989
Jupiter, FL 33477
Age: 79

Richard E. Hanson Jr.          Director         Since    Retired; Former Head of the              9                  N/A
2751 Vermont Route 140                          1999     New Atlanta Jewish Community
Poultney, VT 05764                                       High School
Age: 60

Dr. Paul Hardin                Director         Since    Professor of Law & Chancellor           11                  N/A
12083 Morehead                                  1994     Emeritus at the University of
Chapel Hill, NC 27514-8426                               North Carolina
Age: 70

Roderick C. Rasmussen          Director         Since    Investment Counselor                     9                  N/A
9 Cadence Court                                 1989
Morristown, NJ 07960
Age: 75

John P. Toolan                 Director         Since    Retired                                  9         John Hancock Funds
7202 Southeast Golf Ridge Way                   1992
Hobe Sound, FL 33455
Age: 71


31  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                              Number of
                                                                                             Investment
                                              Term of                                         Companies
                                            Office* and           Principal                    in Fund            Other
                              Position(s)    Length of          Occupation(s)                  Complex        Directorships
                               Held with       Time                During                     Overseen          Held by
Name, Address and Age            Fund         Served           Past Five Years               by Director        Director
====================================================================================================================================
INTERESTED
DIRECTORS:

Heath B. McLendon              Director/        Since    Managing Director of Salomon            74         SBFM, TIA, The
Salomon Smith Barney Inc.      Chairman         1995     Smith Barney Inc. ("SSB"); President               Travelers Investment
125 Broad Street, 9th Floor                              and Director of Smith Barney Fund                  Management Company
New York, NY 10004                                       Management LLC ("SBFM") and                        ("TIMCO"); Trustee
Age: 68                                                  Travelers Investment Adviser, Inc.                 Drew University Advisory
                                                         ("TIA")                                            Director M&T Bank

----------------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

EXECUTIVE
OFFICERS:

Lewis E. Daidone               Senior Vice      Since    Managing Director of SSB;               N/A                 N/A
Salomon Smith Barney Inc.      President,       1989     Director and Senior Vice President
125 Broad Street, 11th Floor   Treasurer                 of SBFM and TIA
New York, NY 10004
Age: 44

Sandhip A. Bhagat, CFA         Vice President   Since    Portfolio Manager and President of      N/A                 N/A
Salomon Smith Barney Inc.      Investment       1995     TIMCO
100 First Stamford Place       Officer
7th Floor
Stamford, CT 06902
Age: 41

Christina T. Sydor             Secretary        Since    Managing Director of SSB;               N/A                 N/A
Salomon Smith Barney Inc.                       1989     General Counsel and Secretary
300 First Stamford Place                                 of SBFM and TIA
4th Floor
Stamford, CT 06902
Age: 50

Paul A. Brook                  Controller       Since    Director of SSB; Managing               N/A                 N/A
Salomon Smith Barney Inc.                       1998     Director -- AMT Capital
125 Broad Street, 9th Floor                              1997-1998. Prior to 1997,
New York, NY 10004                                       Partner -- Ernst & Young LLP
Age: 48


32  Smith Barney Small Cap Core Fund, Inc. | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
      SMITH BARNEY
SMALL CAP CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Travelers Investment
  Management Company

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Small Cap Core Fund, Inc.
================================================================================

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Core Fund, Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD01319 2/02